[New York Life Letterhead]








                                  June 3, 1998



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re:      MainStay Institutional Funds Inc.
                  File Nos. 33-36962; 811-6175

Ladies and Gentlemen:

         This letter serves as notification of the existence of a Spanish language version of the MainStay Institutional Funds Inc.'s (the "Company's") prospectuses dated May 1, 1998 for the Company's Institutional Class of shares and Institutional Service Class of shares.

         Pursuant to Rule 306 of Regulation S-T, we hereby represent that a fair and accurate English translation of the Company's Spanish language prospectuses dated May 1, 1998 may be found in Post-Effective Amendment No. 18 to the Company's registration statement, which was filed April 30, 1998 (accession no. 0000950130-98-002244).

         If you have any questions with respect to any of the above, please do not hesitate to contact Jeffrey L. Steele at (202) 626-3314 or the undersigned at (212) 576-8149.

                                                       Sincerely,

                                                       /s/ Sara L. Badler

                                                        Sara L. Badler